Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2013
Computation Of Basic And Diluted Net Loss Per Share

The following table sets forth the computation of basic and diluted net loss per share attributable to Intelsat S.A.:

	(in thousands, except per share data or where otherwise noted)
	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2013
Numerator:
Net loss	$(435,265)	$(149,498)	$(251,993)
Net income (loss) attributable to noncontrolling interest	1,106	(1,639)	(3,687)

Net loss attributable to Intelsat S.A.	(434,159)	(151,137)	(255,680)
Less: Preferred Shares dividends declared	—	—	(10,196)

Net loss attributable to common shareholders	$(434,159)	$(151,137)	$(265,876)

Denominator:
Basic weighted average shares outstanding (in millions)	83.0	83.0	98.5

Basic and diluted net loss per common share attributable to Intelsat S.A.	$(5.23)	$(1.82)	$(2.70)